UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2018

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania		15203-2329
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 432-3300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On June 6, 2018, American Eagle Outfitters, Inc. (the “Company”) held its annual meeting of stockholders in New York, New York (the “Annual Meeting”). As of April 11, 2018, the Company’s record date, there were a total of 176,182,848 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 163,109,574 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.

The stockholders of the Company voted on the following:

1. To elect three Class II directors to serve until the 2021 Annual Meeting of Stockholders;

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2019; and

3. To approve, on an advisory basis, the compensation of our named executive officers.

Votes regarding the election of the director nominee were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Janice E. Page	121,809,992	27,806,541	1,685,039	11,808,002
David M. Sable	148,602,084	1,008,567	1,690,919	11,808,004
Noel J. Spiegel	146,123,190	3,487,365	1,691,015	11,808,004

Based on the votes set forth above, the director nominees were duly elected. The following persons continue to serve as Class I directors: Jay L. Schottenstein and Sujatha Chandrasekaran. The following persons continue to serve as Class III directors: Thomas R. Ketteler and Cary D. McMillan.

Votes regarding the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2019 were as follows:

For	Against	Abstain	Broker Non-Votes
159,619,910	3,080,419	409,245	0

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2019 was duly ratified.

Votes regarding the advisory vote on the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
146,518,515	4,271,151	511,903	11,808,005

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC. (Registrant)

Date: June 12, 2018	By:	/s/ Stacy B. Siegal
Stacy B. Siegal Executive Vice President, General Counsel